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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 26, 2002


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


          Missouri                     1-10596                   43-1554045
      (State or Other                (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)



8888 Ladue Road, Suite 200, St. Louis, Missouri                  63124-2056
   (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.    Description of Exhibit

  99.1 Certification of Chief Executive Officer relating to Form 10-K for fiscal year ended September 30, 2002

  99.2 Certification of Chief Financial Officer relating to Form 10-K for fiscal year ended September 30, 2002

ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibits 99.1 and 99.2 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ESCO TECHNOLOGIES INC.


Dated:  December 26, 2002                        By: /s/ G.E. Muenster
                                                     ---------------------------
                                                         G.E. Muenster
                                                         Vice President and
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit
-----------                         ----------------------
    99.1     Certification of Chief Executive Officer relating to Form 10-K for fiscal year ended September 30, 2002

    99.2 Certification of Chief Financial Officer relating to Form 10-K for fiscal year ended September 30, 2002